UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2014

VAPOR CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36469	84-1070932
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3001 Griffin Road, Dania Beach, Florida		33312
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (888) 766-5351

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

VAPOR CORP.

FORM 8-K
CURRENT REPORT

Item 1.01	Entry into a Material Definitive Agreement

On December 17, 2014, Vapor Corp. (the “Registrant”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Vaporin, Inc., a Delaware corporation (“Vaporin”) pursuant to which Vaporin will merge with and into the Registrant with the Registrant being the surviving entity. On the same date, the Registrant also entered into a joint venture with Vaporin (the “Joint Venture”) through the execution of an operating agreement (the “Operating Agreement”) of Emagine the Vape Store, LLC, a Delaware limited liability company (“Emagine”), pursuant to which the Registrant and Vaporin are 50% members of Emagine. The terms of the Merger Agreement and the Operating Agreement are summarized below.

The Merger Agreement

The Merger Agreement provides for the merger of Vaporin with and into the Registrant, with the Registrant as the surviving entity. A closing under the Merger Agreement is to occur as soon as practicable (and in any event, within three business days) after the satisfaction or waiver of all conditions to closing. The Merger Agreement also provides that the Registrant and Vaporin may agree on a different closing date. The merger will become effective at the time specified in a certificate of merger which the Registrant and Vaporin will prepare and which the Registrant will file with the Delaware Secretary of State.

At the effective time of the merger, all issued and outstanding shares of Vaporin common stock (including shares of common stock issued upon conversion of Vaporin preferred stock immediately prior to the consummation of the merger in accordance with the Merger Agreement) will be converted into, and become the right to receive the number of shares of the Registrant’s common stock such that the former Vaporin stockholders will collectively hold approximately 45% of the issued and outstanding shares of the Registrant’s common stock following consummation of the merger. Because the number of shares of the Registrant’s common stock to be issued to Vaporin stockholders in the merger is based on the number of shares of the Registrant’s common stock issued and outstanding immediately prior to the effective time of the merger, the exact number of shares of the Registrant’s common stock that Vaporin stockholders will receive in the merger cannot be precisely determined until the closing date of the merger. The options and warrants to acquire Vaporin common stock that are issued and outstanding as of the effective time of the merger, as well as 910,000 restricted stock units which are exchangeable for Vaporin common stock, will be assumed by the Registrant in the merger and the number of shares issuable under such securities shall be adjusted to give effect to the Per Share Merger Consideration (as defined in the Merger Agreement).

Pursuant to the terms of the Merger Agreement, the Registrant is required to take all action to cause its board of directors immediately following the consummation of the merger to be comprised of (x) three directors chosen by the Registrant’s Board of Directors (at least two of whom shall be independent for purposes of the Nasdaq listing rules) and (y) two directors chosen by the Vaporin Board or Directors (at least one of whom shall be independent for purposes of the Nasdaq listing rules), each to serve for a term expiring on the earlier of his or her death, resignation, removal or the Registrant’s next annual meeting of stockholders and, despite the expiration of his or her term, until his or her successor has been elected and qualified or there is a decrease in the size of the Registrant’s Board of Directors. If at any time prior to the effective time of the merger, any such board designee becomes unable or unwilling to serve as a director of the Registrant following consummation of the merger, then the party that designated such individual shall designate another individual to serve in such individual’s place.

The Merger Agreement contains customary representations and warranties of the Registrant and Vaporin relating to their respective businesses. The representations and warranties in the Merger Agreement do not survive the effective time of the merger. Each of the Registrant and Vaporin has also undertaken customary covenants that place restrictions on it and its subsidiaries until the completion of the merger and have agreed to carry on their respective business in the ordinary course consistent with past practice and cause their respective significant subsidiaries to do the same. Each of the Registrant and Vaporin has agreed to use commercially reasonable efforts to preserve intact its business organization and that of its significant subsidiaries, as well as maintain its rights, franchises and existing relations with customers, suppliers and employees. The Merger Agreement also contains covenants by each party to furnish current information to the other party, for each party to duly call and hold a meeting of their respective stockholders to vote on proposals necessary for the consummation of the merger.

The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, and are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Registrant or Vaporin, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Registrant’s or Vaporin’s respective public disclosures.

Both the Registrant and Vaporin have agreed not to solicit proposals from any other person or entity relating to alternative business combination transactions or enter into discussions or negotiations with any other person or entity in connection with any proposals for alternative business combination transactions. Either party may terminate the Merger Agreement if the other party breaches such covenant. The Merger Agreement provides certain other termination rights for both the Registrant and Vaporin, including but not limited to the ability to terminate the Merger Agreement if, upon the advice of such party’s legal and financial advisors, the failure to do so would result in a breach of the directors of the terminating party’s fiduciary duties under applicable law. Under certain circumstances a party may be obligated to pay the other party a termination fee of $500,000.

The Registrant has also agreed that, for a period of six years following the closing date of the merger, it will indemnify, defend and hold harmless each officer and director of Vaporin and its subsidiaries against losses arising from such person’s status as an officer or director of Vaporin or any of its subsidiaries prior to the effective time of the merger. The Registrant has also agreed to cover such directors and officers its existing directors’ and officers’ insurance policy or obtain a six-year “tail” policy, in each case with coverages not less advantageous as Vaporin’s existing policy, provided, however, that the Registrant will not be required to pay more than 200% of Vaporin’s current premium for such insurance.

The Merger Agreement contains customary conditions which must be satisfied prior to the closing of the merger. In addition to such customary conditions, as a condition to the Registrant’s obligation to close, the certain conditions related to third party financing for the Registrant must be satisfied. These conditions include the requirement that the proceeds of a $3.5 million equity financing must be placed into escrow and the only condition to the release of such funds from escrow must be the closing of the merger. Additionally, the Registrant must have received commitments from certain third parties for financing of up to $25 million to be used for the construction of retail stores and which is contingent on the achievement of certain performance metrics by the Registrant. Either party may terminate the Merger Agreement if the conditions to closing have not been satisfied on or before May 14, 2015 provided that the party seeking to terminate the Merger Agreement is not then in breach of the Merger Agreement.

The Joint Venture

The Registrant and Vaporin agreed to enter into the Joint Venture through Emagine, a Delaware limited liability company of which the Registrant and Vaporin are 50% members. The Operating Agreement provides that Emagine is a manager-managed limited liability company and Vaporin will serve as the initial manager of Emagine and will manage the day-to-day operations of Emagine, subject to certain customary limitations on managerial actions that require the unanimous consent of the Registrant and Vaporin, including but not limited to making or guaranteeing loans, distributing cash or other property to the members of Emagine, entering into affiliate transactions, amending or modifying limited liability company organizational documents, and redeeming or repurchasing membership interests from any of the members.

The purpose of the Joint Venture is to obtain and build-out retail stores for the sale of the Registrant’s and Vaporin’s products under the “Emagine Vapor” name or “The Vape Store, Inc.” name or other brands of the respective parties. The parties plan to finance the retail stores through third party loan financing secured by a blanket lien on the assets of Emagine. Emagine has entered into a Secured Line of Credit Agreement, pursuant to which certain third parties have agreed to provide debt financing of up to $3 million to Emagine to finance the Joint Venture. As of the date of this Current Report on Form 8-K, Emagine has received $1 million in debt financing under the Secured Line of Credit Agreement. Neither the Registrant nor Vaporin is a guarantor under the Secured Line of Credit Agreement or any of the Secured Notes issued thereunder.

The foregoing summaries of the Merger Agreement and Operating Agreement are not complete and are qualified in their entirety by reference to the full text of the Merger Agreement and Operating Agreement, copies of which are attached as Exhibit 2.1 and 10.1 to this Current Report on Form 8-K and which are incorporated by reference herein.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  In connection with the proposed merger and upon the execution of a definitive merger agreement, the Registrant intends to file a Registration Statement on Form S-4 that will include a joint proxy statement of the Registrant and Vaporin and a prospectus of the Registrant with the Commission.  Both the Registrant and Vaporin may file other documents with the Commission regarding the proposed transaction. If a definitive merger agreement is executed by the Parties, a definitive joint proxy statement will be mailed to the stockholders of the Registrant and Vaporin. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE COMMISSION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders may obtain a free copy of the registration statement (when available), including the joint proxy statement/prospectus and other documents containing information about the Registrant and Vaporin at the Commission’s website at www.sec.gov.  These documents may be accessed and downloaded for free at Vapor’s website at www.vapor-corp.com or by directing a request to Harlan Press, Chief Financial Officer, Vapor Corp., at 3001 Griffin Road, Dania Beach, Florida 33312, telephone (888) 766-5351 or at www.vaporin.com or by directing a request to Jim Martin, Chief Financial Officer, Vaporin, Inc. at 4400 Biscayne Boulevard, Miami, Florida 33137, telephone (305) 576-9298.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder of the Registrant or Vaporin.  However, the Registrant and Vaporin and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Registrant’s and Vaporin’s stockholders in respect of the proposed merger.  Information regarding the directors and executive officers of the Registrant may be found in its Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (the “Registrant Form 10-K”), which was filed with the Commission on February 26, 2014, and its Current Report on Form 8-K dated April 25, 2014 , as filed with the Commission on April 28, 2014, both of which Reports can be obtained free of charge from the Registrant’s website.  Information regarding the directors and executive officers of Vaporin may be found in its Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (the “Vaporin Form 10-K”), which was filed with the Commission on March 27, 2014, and its Current Report on Form 8-K dated August 29, 2014, as filed with the Commission on September 5, 2014, both of which Reports can be obtained free of charge from Vaporin’s website.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the Commission when they become available.

Forward Looking Statements

The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to those regarding the proposed Merger.  Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, relationships, opportunities, taxation, technology and market conditions.  These statements may be identified by such forward-looking terminology as “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms.  Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ from those contemplated by such forward-looking statements include, but are not limited to, the following: the failure of the parties to satisfy the closing conditions in the merger agreement in a timely manner or at all; the failure of the stockholders of Vaporin approve the merger agreement or stockholders of The Registrant to approve the merger agreement and the issuance of the Registrant’s common stock in connection with the merger; the failure to satisfy other conditions to the merger on the proposed terms and within the proposed timeframe; disruptions to the businesses of the Registrant and Vaporin as a result of the announcement and pendency of the merger; the risk that the businesses of the Registrant and Vaporin may not be combined successfully, or such combination may take longer or be more difficult, time-consuming or costly to accomplish than expected; weakness or unexpected decline in the U.S. economy; higher than expected costs and expenses incurred in connection with the merger, or in connection with litigation relating to the merger; lack of liquidity to fund the Registrant’s and Vaporin’s various cash obligations; legislative and regulatory actions subject the Registrant and Vaporin to additional regulatory oversight which may result in increased compliance costs and/or require the Registrant and Vaporin to change their business model; changes in accounting policies or accounting standards; the Registrant’s and Vaporin’s inability to promptly adapt to changes in technology or trends; the Registrant’s and Vaporin’s internal controls and procedures may not be adequate to prevent losses; the possibility that litigation may be brought pertaining to fiduciary responsibility and other matters or that existing litigation may have unanticipated consequences; the possibility that the expected benefits of this acquisition will not be fully realized by Vapor; the inability to realize expected cost savings and synergies from the merger of Vaporin with the Registrant in the amounts or in the timeframe anticipated; costs or difficulties relating to integration matters might be greater than expected; material adverse changes in the Registrant’s or Vaporin’s operations or earnings; the inability to retain Vaporin’s customers and employees; and other unexpected material adverse changes in the Registrant’s or Vaporin’s operations or earnings, as well as the risk factors set forth in the Registrant Form 10-K (and as supplemented by Item 1.A. in the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014) and the Vaporin Form 10-K. Neither the Registrant nor Vaporin assumes any obligation for updating any such forward-looking statement at any time..

Item 8.01	Other Events

On December 18, 2014, the Registrant and Vaporin issued a joint press release in connection with the announcement of the merger, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

2.1
Agreement and Plan of Merger, by and among the Registrant and Vaporin, Inc., dated as of December 17, 2014 (a schedule to the agreement has been omitted pursuant to Item 601(b)(2) of Regulation S-K; a copy of the schedule will be furnished supplementally to the SEC upon request).

10.1	Operating Agreement of Emagine the Vape Store, LLC, by and between the Registrant and Vaporin, dated as of December 17, 2014.
99.1	Joint Press Release, dated as of December 18, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAPOR CORP.

Date: December 18, 2014	By:	/s/ Harlan Press
Harlan Press
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1
Agreement and Plan of Merger, by and among the Registrant and Vaporin, Inc., dated as of December 17, 2014 (a schedule to the agreement has been omitted pursuant to Item 601(b)(2) of Regulation S-K; a copy of the schedule will be furnished supplementally to the SEC upon request).

10.1	Operating Agreement of Emagine the Vape Store, LLC, by and among the Registrant and Vaporin, dated as of December 17, 2014.
99.1	Joint Press Release, dated as of December 18, 2014.